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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 1, 2003



                               FOTOBALL USA, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                      0-24608               33-0614889
           --------                      -------               ----------
(State or other jurisdiction of       Commission File        (I.R.S. Employer
 incorporation or organization)           Number            Identification No.)

                   6740 Cobra Way, San Diego, California 92121
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              (Address of principal executive offices and zip code)

                                 (858) 909-9900
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)

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ITEM 5.  Other Events.

         On July 1, 2003, Fotoball USA, Inc. (the "Company") issued a press release (the "Press Release") announcing a stock buyback plan to purchase up to $500,000 worth of the Company's common stock over the next 12 months. A copy of the Press Release is attached hereto as an exhibit and is incorporated herein by reference.


ITEM 7.  Financial Information and Exhibits

         (c) Exhibits

          99.1 Press release issued by Fotoball USA, Inc. on July 1, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 FOTOBALL USA, INC
                                       -----------------------------------------
                                                   (Registrant)


Dated: July 1, 2003                    BY:  /s/ Thomas R. Hillebrandt
                                            -------------------------
                                            Thomas R. Hillebrandt
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)


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